UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2010

GENERAL MOTORS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-53930	27-0756180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan		48265-3000
(Address of principal executive offices)		(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

General Motors Company (“GM”) has completed the previously announced acquisition of AmeriCredit Corp., a Texas corporation (“AmeriCredit”), effective today. Pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of July 21, 2010 (the “Merger Agreement”), by and among General Motors Holdings LLC, a Delaware limited liability company and a wholly owned subsidiary of GM (“GM Holdings”), Goalie Texas Holdco Inc., a Texas corporation and a direct wholly owned subsidiary of GM Holdings (“Merger Sub”), and AmeriCredit, Merger Sub was merged with and into AmeriCredit, with AmeriCredit surviving the merger (the “Merger”). The Merger became effective at 12:01 a.m., central time, on October 1, 2010. AmeriCredit will be renamed General Motors Financial Company, Inc effective October 1, 2010.

Pursuant to the Merger Agreement, each outstanding share of common stock of AmeriCredit was cancelled and converted into the right to receive $24.50 in cash, without interest, other than (1) any shares held by AmeriCredit or any of its subsidiaries immediately prior to the effective time of the Merger, which shares were cancelled with no consideration in exchange for such cancellation, and (2) any shares held by shareholders who were entitled to and who properly exercised appraisal rights under Texas law.

The aggregate consideration paid by GM Holdings to consummate the Merger was approximately $3.5 billion in cash.

AmeriCredit is a leading independent automobile finance company that provides financing solutions indirectly through automobile dealers and directly to consumers in the United States and Canada.

The foregoing description of the Merger Agreement and the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to GM’s Current Report on Form 8-K filed with the SEC on July 23, 2010 and is incorporated into this Item 8.01 by reference.

On September 29, 2010, GM issued a press release announcing the approval of the Merger by the shareholders of AmeriCredit, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of July 21, 2010, among General Motors Holdings LLC, Goalie Texas Holdco Inc. and AmeriCredit Corp. (filed as Exhibit 2.1 to General Motors Company’s Current Report on Form 8-K filed on July 23, 2010 and incorporated herein by reference).

99.1	Press release, dated September 29, 2010, announcing the approval of the merger.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS COMPANY
(Registrant)

Date: October 1, 2010	By:	/s/ Nick S. Cyprus
Nick S. Cyprus
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of July 21, 2010, among General Motors Holdings LLC, Goalie Texas Holdco Inc. and AmeriCredit Corp. (filed as Exhibit 2.1 to General Motors Company’s Current Report on Form 8-K filed on July 23, 2010 and incorporated herein by reference).

99.1	Press release, dated September 29, 2010, announcing the approval of the merger.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request.

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